UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2006

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure
On November 7, 2006 at 12:00 p.m. (Eastern Standard Time), members of senior management of PPL Corporation ("PPL") will make a presentation to investors and financial analysts at the Edison Electric Institute’s annual financial conference in Las Vegas, Nevada. James H. Miller, PPL’s Chairman, President and Chief Executive Officer, will discuss PPL’s corporate strategy, growth opportunities and general business outlook.
A copy of the slides to be used during the presentation is attached as Exhibit 99.1 and is incorporated herein by reference. The presentation will be available live, in audio format, along with the slides, on PPL's Internet Web site: www.pplweb.com. The webcast of the teleconference will be available for replay on PPL's Web site for 30 days.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

	99.1 -	Slides to be used at the November 7, 2006 presentation by members of PPL’s senior management at the Edison Electric Institute’s annual financial conference in Las Vegas, Nevada

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Matt Simmons Matt Simmons Vice President and Controller

Dated: November 3, 2006